Exhibit 21

Subsidiaries of KeySpan Companies and Jurisdiction of Organization
------------------------------------------------------------------

Active Conditioning, LLC d/b/a KeySpan Home Energy Services - Delaware
Adrian Associates L.P. - New York
AMR Data Corporation - Massachusetts
Binsky & Snyder Plumbing, LLC d/b/a KeySpan Business
Solutions - Delaware
Binsky & Snyder, LLC d/b/a KeySpan Business Solutions -
Delaware
Binsky and Snyder Service, LLC d/b/a KeySpan Business Solutions - Delaware Boston Gas Company d/b/a/ KeySpan Energy Delivery New England - Massachusetts Broken Bridge Corp. - New Hampshire
Colonial Gas Company d/b/a/ KeySpan Energy Delivery New England - Massachusetts Delta KeySpan, LLC d/b/a KeySpan Business Solutions - Delaware
Eastern Associated Securities Corp. - Massachusetts
Eastern Energy Systems Corp. - Delaware
Eastern Rivermoor Company, Inc. - Delaware
Eastern Urban Services, Inc. - Delaware
EnergyNorth Natural Gas, Inc. d/b/a/ KeySpan Energy Delivery New England -
        New Hampshire
Essex Gas Company d/b/a/ KeySpan Energy Delivery New England - Massachusetts FINSA Energeticos, S. de R.L. de C.V. (50% Interest) - Mexico
Fritze KeySpan, LLC d/b/a KeySpan Home Energy Services - Delaware
GEI Development Corp.- Delaware
Granite State Plumbing & Heating, LLC d/b/a KeySpan Business Solutions -
        Delaware
Grupo KeySpan, S. de R.L. de C.V. (99.9% Own) - Mexico
Honeoye StorageCorporation (52.2% Interest) - New York
Island Energy Services Company, Inc. - New York
Islander East Pipeline Company, LLC (50% Ownership) - Delaware
KeySpan Business Solutions, LLC d/b/a KeySpan Business Solutions - Delaware KeySpan C.I., Ltd. - Cayman Islands
KeySpan CI II Ltd. - Cayman Islands
KeySpan CI Midstream Limited - Cayman Islands
KeySpan Communications Corp. - New York
KeySpan Corporate Services LLC - New York
KeySpan Corporation - New York
KeySpan Electric Services LLC - New York
KeySpan Energy Canada Partnership d/b/a KeySpan Canada - Alberta, Canada KeySpan Energy Canada, Inc. d/b/a KeySpan Canada - Alberta, Canada
KeySpan Energy Corporation - New York
KeySpan Energy Development Co. d/b/a KeySpan Canada - Nova Scotia
KeySpan Energy Development Corporation - Delaware
KeySpan Energy Facilities Limited d/b/a KeySpan Canada - Alberta, Canada KeySpan Energy Management, LLC d/b/a KeySpan Business Solutions - Delaware

KeySpan Energy Services, Inc. d/b/a KeySpan Home Energy Services - Delaware KeySpan Energy Solutions, LLC d/b/a KeySpan Home Energy Services - Delaware KeySpan Energy Supply, Inc. - Delaware
KeySpan Energy Trading Services LLC - New York
KeySpan Engineering Associates, Inc. d/b/a KeySpan Business Solutions - New York KeySpan Engineering & Survey, Inc. - New York
KeySpan Exploration and Production, LLC - Delaware
KeySpan Gas East Corporation d/b/a/ KeySpan Energy Delivery Long Island -
        New York
KeySpan Generation LLC - New York
KeySpan-Glenwood Energy Center, LLC - Delaware
KeySpan Home Energy Services (New England), LLC d/b/a KeySpan Home Energy
        Services - Delaware
KeySpan Home Energy Services, LLC d/b/a KeySpan Home Energy Services - Delaware KeySpan International Corporation - Delaware
KeySpan Islander East Pipeline, LLC - Delaware
KeySpan LNG GP, LLC - Delaware
KeySpan LNG LP, LLC - Delaware
KeySpan LNG, LP - Delaware
KeySpan Luxembourg S.A.R.L. - Luxembourg
KeySpan MHK, Inc. - Delaware
KeySpan Midstream Finance Co. - Nova Scotia
KeySpan Midstream LLC - Delaware
KeySpan Natural Fuels LLC - Delaware
KeySpan New England, LLC - Massachusetts
KeySpan North East Ventures Inc.- Delaware
KeySpan Plumbing Solutions, Inc. d/b/a KeySpan Home Energy Services - New York KeySpan Plumbing & Heating Solutions, LLC d/b/a KeySpan Home Energy Services -
        Delaware
KeySpan-Port Jefferson Energy Center, LLC - Delaware
KeySpan Ravenswood, LLC - New York
KeySpan Ravenswood Services Corp. - New York
KeySpan Services, Inc. - Delaware
KeySpan Technologies Inc. - New York
KeySpan Telemetry Solutions, LLC - Delaware
KeySpan UK Limited - United Kingdom
KeySpan Utilities Services LLC - New York
KSI Contracting, LLC d/b/a KeySpan Business Solutions - Delaware
KSI Electrical, LLC d/b/a KeySpan Business Solutions - Delaware
KSI Mechanical, LLC d/b/a KeySpan Business Solutions - Delaware
KSNE, LLC - Delaware
LILCO Energy Systems, Inc. - New York
Marquez Development Corp. - New York
MyHomeGate, Inc. - Delaware
Mystic Steamship Corporation - Delaware
Nicodama Beheer V. B.V. -Netherlands
North East Transmission Co., Inc. - Delaware

Northeast Gas Markets LLC (90% Ownership) - Delaware
Northern Peabody, LLC d/b/a KeySpan Business Solutions - Delaware
Paulus, Sokolowski and Sartor, LLC d/b/a KeySpan Business Solutions - Delaware PCC Land Company, Inc. - Texas
Philadelphia Coke Co., Inc. - Delaware
Premier Transmission Limited (50% Interest) - United Kingdom
R.D. Mortman, LLC d/b/a KeySpan Business Solutions - Delaware
Seneca Upshur Petroleum, Inc. - West Virginia
Solex Production Ltd. - Alberta, Canada
The Brooklyn Union Gas Company d/b/a/ KeySpan Energy Delivery New York -
        New York
The Houston Exploration Company (56.% Own) - Delaware
THEC Holdings Corp.- Delaware
TNG Liquids Ltd. - Alberta, Canada
Transgas, Inc. - Massachusetts
WDF, Inc. d/b/a KeySpan Business Solutions - New York
Western Associated Energy Corp.- Delaware

                                       3